UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number        811-5877

                   DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000

Date of fiscal year end:     11/30/03

Date of reporting period:    11/30/03

                                   FORM N-CSR

ITEM 1.         REPORTS TO STOCKHOLDERS.

      Dreyfus
      Strategic Municipal
      Bond Fund, Inc.

      ANNUAL REPORT November 30, 2003



                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only througFzh the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Additional Information

                            32   Proxy Results

                            33   Board Members Information

                            35   Officers of the Fund

                            37   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Strategic Municipal Bond Fund, Inc. covers the 12-month period from December 1, 2002, through November 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

Recent reports of marked improvement in the growth of U.S. Gross Domestic Product suggest to us that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, after several years of falling interest rates and rising bond prices, the municipal bond market recently has become more volatile. As might be expected in a strengthening economy, securities that are more sensitive to their issuers' credit quality generally have outperformed those that tend to respond more to changes in interest rates.

Of course, we have seen upturns before, only to be disappointed when growth proved unsustainable over the longer term. However, based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended November 30, 2003, the fund achieved a total return of 11.49%.(1) During the same period, the fund provided aggregate income dividends of $0.6034 per share, which is equal to a distribution rate of 6.85%. (2)

The fund's return was enhanced during the first half of the reporting period by declining interest rates. This was accomplished by our leveraging strategy, which enabled the fund to lock in at low, prevailing interest rates for up to one year on some of the fund's auction-rate preferred securities. During the second half of the reporting period, the fund' s move toward greater diversification and a shorter average effective maturity helped it avoid the full extent of the heightened bond market volatility.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund' s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

We look for bonds that we believe can provide high current income. We strive to find such opportunities through analysis of individual bonds' structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond' s maturity and early redemption features.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Over time, many of the fund's older, higher-yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered currently higher than average income payments. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit  analysis  of  our  holdings in an attempt to avoid potential defaults on
interest    and    principal    payments.

What other factors influenced the fund's performance?

By the time the reporting period began, persistent economic weakness had already led to low interest rates and a sustained rally among high-quality bonds, including most tax-exempt securities. Despite signs of stronger economic growth, interest rates continued to fall in the winter of 2002 and spring of 2003 as investors looked forward to another interest-rate reduction from the Federal Reserve Board (the "Fed" ). At its meeting in late June, the Fed lowered the federal funds rate to 1%, its lowest level since 1958.

However, municipal bond prices fell sharply in July and early August as new evidence of economic strength emerged and investors turned their attention to the risk of higher interest rates, leading to a surge of selling pressure. Although the bond market subsequently regained much of its lost value in September and October, it failed to recover fully by the reporting period's end.

In this more volatile environment, we moved toward a more diversified portfolio, including a reduction in the fund's holdings of lower-rated, corporate-backed bonds and an increase in higher-quality municipal securities. When making new purchases, we generally focused on bonds in the intermediate-term range selling at slight premiums to their face values. Such bonds historically have retained more of their value during market declines, and the summer of 2003 was no exception. During

4

this time we also reduced the fund's average effective maturity to approximately 21 years, which limited the effects of heightened market volatility in the summer and fall.

In addition, the fund benefited from timely sales and purchases of bonds backed by proceeds from the states' settlement of litigation with the nation's tobacco companies. Tobacco bonds were hurt early in the spring after an adverse legal ruling against one of the largest U.S. tobacco companies. We subsequently purchased a number of these bonds at what we considered to be attractive prices, and the fund enjoyed attractive total returns during the reporting period as the legal issues were resolved and prices of tobacco bonds rebounded.

Finally, the fund's leveraging strategy continued to benefit from historically low borrowing rates. In November, we extended the term of one of the fund's issues of auction-rate preferred securities to one year, effectively locking in low borrowing rates through most of 2004.

What is the fund's current strategy?

We have maintained the fund' s focus on premium-coupon bonds in the intermediate-term range. Because yield differences in this range currently are relatively steep, we believe that they can be potentially beneficial over time as they move closer to their final maturities. In our judgment, these are prudent strategies while investors continue to adjust to a stronger economic environment.

December 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund 5

SELECTED INFORMATION

November 30, 2003 (Unaudited)

  Market Price per share November 30, 2003        $8.81

  Shares Outstanding November 30, 2003       48,107,332

  New York Stock Exchange Ticker Symbol             DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                                        Fiscal Year Ended November 30, 2003
                    ----------------------------------------------------------------------------------------------------------------
                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        FEBRUARY 28, 2003             MAY 31, 2003            AUGUST 31, 2003            NOVEMBER 30, 2003
                    ----------------------------------------------------------------------------------------------------------------

High                            $8.35                    $9.10                     $9.21                       $8.81

Low                              7.68                     8.19                      8.09                        8.44

Close                            8.29                     9.06                      8.62                        8.81

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   November 22, 1989 (commencement of operations)
     through November 30, 2003                                                                                130.80%

   December 1, 1993 through November 30, 2003                                                                   69.96

   December 1, 1998 through November 30, 2003                                                                   20.85

   December 1, 2002 through November 30, 2003                                                                   19.89

   March 1, 2003 through November 30, 2003                                                                      11.98

   June 1, 2003 through November 30, 2003                                                                         .70

   September 1, 2003 through November 30, 2003                                                                   3.99

NET ASSET VALUE PER SHARE

  November 22, 1989 (commencement of operations)   $9.32

  November 30, 2002                                8.56

  February 28, 2003                                8.84

  May 31, 2003                                     9.06

  August 31, 2003                                  8.54

  November 30, 2003                                8.90

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   November 22, 1989 (commencement of operations)
     through November 30, 2003                                                                                150.18%

   December 1, 1993 through November 30, 2003                                                                   77.25

   December 1, 1998 through November 30, 2003                                                                   30.65

   December 1, 2002 through November 30, 2003                                                                   11.49

   March 1, 2003 through November 30, 2003                                                                       6.09

   June 1, 2003 through November 30, 2003                                                                        1.73

   September 1, 2003 through November 30, 2003                                                                   6.04

    (*)WITH DIVIDENDS REINVESTED.

6

STATEMENT OF INVESTMENTS

November 30, 2003

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--141.0%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--4.4%

Alaska Housing Finance Corporation:

   6.25%, 6/1/2035                                                                            5,905,000                6,309,079

   6.05%, 6/1/2039 (Insured; MBIA)                                                           11,915,000               12,478,222

ARIZONA--3.4%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co.) 5.85%, 3/1/2028                                                3,920,000                3,692,483

Maricopa County Pollution Control Corporation, PCR

   (El Paso Electric Co.) 6.25%, 5/1/2037                                                     4,000,000                4,162,280

Maricopa County Unified School District

  (No.48 Scottsdale)

   5%, 7/1/2014 (Insured; FSA)                                                                6,000,000                6,697,680

ARKANSAS--2.4%

Arkansas Development Finance Authority, SFMR

   6.25%, 1/1/2032                                                                            4,625,000                4,906,061

Little Rock School District

   5.25%, 2/1/2030 (Insured; FSA)                                                             5,000,000                5,307,800

CALIFORNIA--7.0%

California Department of Water Resources,

   Power Supply Revenue 6%, 5/1/2015                                                         12,500,000               14,384,500

California Health Facilities Financing Authority, Revenue:

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000                4,029,862

   (Stanford Hospital and Clinics) 5%, 11/15/2023                                             1,900,000                1,903,648

California Pollution Control Financing Authority, PCR

  (Southern California Edison Company)

   7%, 2/28/2008                                                                              5,000,000                5,054,050

Los Angeles Department of Water and Power Revenue

   (Power Systems) 5%, 7/1/2024                                                               4,750,000                4,829,658

COLORADO--2.1%

Colorado Health Facilities Authority, Revenue

  (American Housing Foundation 1, Inc.)

   8.50%, 12/1/2031                                                                           2,055,000                2,042,382

Denver City and County, Special Facilities Airport Revenue

   (United Air Lines) 6.875%, 10/1/2032                                                       2,700,000  (a)           1,687,500

Northwest Parkway Public Highway Authority, Revenue

   (First Tier Subordinated) 7.125%, 6/15/2041                                                5,500,000                5,635,410

CONNECTICUT--3.1%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                              6,000,000                6,305,940

Connecticut Resource Recovery Authority

  (American Refunding-Fuel Company)

   6.45%, 11/15/2022                                                                          4,985,000                5,050,303

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Mohegan Tribe Indians Gaming Authority

  Public Improvement-Priority Distribution

   5.25%, 1/1/2033                                                                            2,000,000                1,963,620

DELAWARE--1.0%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center) 6.80%, 6/1/2024                                                     3,905,000                4,075,883

DISTRICT OF COLUMBIA--1.3%

Metropolitan Washington Airports Authority,

   Special Facilities Revenue (Caterair International Corp.)
   10.125%, 9/1/2011                                                                          5,820,000                5,746,144

FLORIDA--3.2%

Florida Housing Finance Corporation, Housing Revenue

  (Seminole Ridge Apartments)

   6%, 4/1/2041 (Collateralized; GNMA)                                                        6,415,000                6,736,456

Orange County Health Facilities Authority, Revenue:

   (Adventist Health System) 6.25%, 11/15/2024                                                3,000,000                3,226,680

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000                3,646,300

GEORGIA--3.8%

Georgia Road and Thruway Authority, Revenue

   5.25%, 10/1/2012                                                                           8,185,000                9,349,398

Private Colleges and Universities Facilities

  Authority, Revenue (Clark Atlanta University)

   8.25%, 1/1/2015                                                                            4,127,500                4,336,599

Savannah Economic Development Authority,

  Environmental Improvement Revenue

   (International Paper Company) 6.20%, 8/1/2027                                              2,670,000                2,792,206

IDAHO--.4%

Idaho Housing & Finance Association, SFMR

   6.35%, 1/1/2030 (Collateralized; FNMA)                                                     1,720,000                1,824,077

ILLINOIS--5.5%

Chicago O'Hare International Airport

  General Airport Revenue

   (3rd Lien B-2 XLCA) 6%, 1/1/2029                                                           5,000,000                5,502,550

Illinois Development Finance Authority

   SWDR (Waste Management Inc.) 5.05%, 1/1/2010                                               1,000,000                1,034,090

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          5,000,000                5,529,800

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                10,900,000               11,523,153

INDIANA--1.8%

Burns Harbor Industrial Solid Waste Disposal Facilities,

   Revenue (Bethlehem Steel Corp.) 8%, 4/1/2024                                               6,000,000  (a)             358,800


8
                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA (CONTINUED)

Franklin Township School Building Corporation

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  6,000,000  (b)           7,258,860

KENTUCKY--2.4%

Kenton County Airport Board

  Airport Revenue (Special Facilities-Delta Airlines)

   7.125%, 2/1/2021                                                                           4,000,000                3,851,400

Kentucky Property and Buildings
   Commission Revenues

   5.125%, 10/1/2019 (Insured; MBIA)                                                          5,780,000                6,224,944

LOUISIANA--2.3%

Parish of De Soto, Environmental Improvement

  Revenue (International Paper Co.)

   6.55%, 4/1/2019                                                                            2,900,000                3,027,832

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      3,750,000                3,805,950

   (Utility-Entergy Gulf States) 7%, 11/1/2015                                                3,000,000                3,112,560

MARYLAND--4.0%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.50%, 6/1/2015                                                                            5,000,000  (a)              20,000

Maryland Economic Development Corporation,

  Student Housing Revenue (University of Maryland)

   5.75%, 10/1/2033                                                                           3,250,000                3,269,110

Maryland Industrial Development Financing

  Authority, EDR (Medical Waste Associates

   Limited Partnership) 8.75%, 11/15/2010                                                     3,710,000                3,343,007

Maryland State and Local Facilities Loan

   5%, 8/1/2017                                                                              10,000,000               10,908,400

MASSACHUSETTS--1.4%

Massachusetts Health and Educational Facilities

  Authority, Revenue:

      (Beth Israel) 10.653%,
         7/1/2025 (Insured; AMBAC)                                                            3,250,000  (c)           3,337,652

      (Civic Investments) 9%, 12/15/2015                                                      2,000,000                2,328,760

Pittsfield, SWDR (Vicon Recovery Associates)

   7.95%, 11/1/2004                                                                             310,000                  310,676

MICHIGAN--2.3%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (b)           5,711,550

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.50%, 1/1/2021                                                    4,150,000                3,954,328

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, PCR

   (Systems Energy Resources, Inc.) 5.90%, 5/1/2022                                           3,160,000                3,167,584

MISSOURI--.6%

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 2,625,000                2,603,213

NEBRASKA--.9%

Nebraska Investment Finance Authority, SFMR

   10.706%, 3/1/2026                                                                          3,050,000  (c,d)         3,705,536

NEVADA--3.4%

Clark County, IDR

   (Southwest Gas Corporation) 6.50%, 12/1/2033                                               5,000,000                5,040,050

Washoe County (Reno-Sparks Convention)

  6.40%, 7/1/2029

   (Insured; FSA, Prerefunded 1/1/2010)                                                       8,000,000  (b)           9,575,200

NEW HAMPSHIRE--3.6%

New Hampshire Business Finance Authority, PCR

  (Public Service Co.):

      6%, Series D 5/1/2021 (Insured; MBIA)                                                   2,690,000                3,005,994

      6%, Series E 5/1/2021 (Insured; MBIA)                                                   6,000,000                6,704,820

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light) 5.90%, 11/1/2016                                                       5,400,000                5,577,012

NEW JERSEY--5.2%

New Jersey Economic Development Authority

  Special Facilities Revenue (Continental Airlines, Inc.):

      6.25%, 9/15/2019                                                                        3,620,000                3,180,098

      7.20%, 11/15/2030                                                                       7,000,000                6,566,840

New Jersey Educational Facilities Authority, Revenue

  Higher Education Capital Improvement

   5.25%, 9/1/2019 (Insured; AMBAC)                                                           3,000,000                3,248,070

Tobacco Settlement Financing Corporation

   7%, 6/1/2041                                                                               9,095,000                9,064,987

NEW YORK--6.8%

New York City 5.75%, 8/1/2014                                                                 5,000,000                5,602,650

New York City Transitional Finance Authority, Revenue

   (Future Tax Secured) 5.375%, 11/15/2021                                                    5,000,000                5,421,400

New York State Dormitory Authority, Revenue:

  City University Systems

      (Consolidated 4th General) 5.50%, 7/1/2017                                              3,060,000                3,358,901

   Judicial Facility Lease

      (Suffolk County) 9.50%, 4/15/2014                                                         605,000                  751,773

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,399,680


10
                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York and New Jersey Consolidated

   5%, 9/1/2025                                                                               5,050,000                5,169,231

Triborough Bridge and Tunnel Authority Revenue

   5.125%, 11/15/2029                                                                         4,500,000                4,626,900

NORTH CAROLINA--.7%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,812,400

OHIO--6.4%

Cuyahoga County, HR (Metrohealth Systems)

   6.15%, 2/15/2029                                                                          10,000,000               10,424,100

Cuyahoga County Hospital Facilities, Revenue

  (UHHS/CSAHS Cuyahoga Inc. &

   CSAHS/UHHS Canton Inc.) 7.50%, 1/1/2030                                                    3,500,000                3,877,230

Mahoning County Hospital Facilities, Revenue

  (Forum Health Obligation Group)

   6%, 11/15/2032                                                                             4,000,000                4,156,400

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating Co.)

   6.10%, 8/1/2020                                                                            2,400,000                2,536,848

Ohio Housing Finance Agency, Mortgage Revenue

   10.738%, 3/1/2029 (Collateralized; GNMA)                                                   1,925,000  (c,d)         2,132,630

Ohio Water Development Authority, PCR

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,000,000                4,228,080

OKLAHOMA--3.6%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000                9,865,350

Oklahoma Industries Authority, Health System

  Revenue (Obligation Group)

   5.75%, 8/15/2029 (Insured; MBIA)                                                           5,000,000                5,437,400

OREGON--1.4%

Umatilla County Hospital Facility Authority, Revenue

   (Catholic Health Initiatives)
   5.50%, 3/1/2022                                                                            2,500,000                2,620,575

Western Generation Agency

  Cogeneration Project Revenue

   (Wauna Cogeneration) 7.40%, 1/1/2016                                                       3,250,000                3,334,370

PENNSYLVANIA--1.4%

Allegheny County Port Authority, Special Transportation

   Revenue 6.125%, 3/1/2029
   (Insured; MBIA, Prerefunded 3/1/2009)                                                      4,750,000  (b)           5,621,815

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            274,000                  274,617

RHODE ISLAND--1.6%

Rhode Island Health & Educational Building

  Corporation Higher Educational Facilities

  (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                6,642,663

SOUTH CAROLINA--8.3%

Berkeley County School District

  Installment Purchase Revenue

   (Securing Assets For Education)
   5%, 12/1/2028                                                                              5,000,000                4,891,750

Greenville County School District

  Installment Purchase Revenue

   (Building Equity Sooner Tomorrow)
   5.50%, 12/1/2028                                                                          10,000,000               10,531,000

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                           7,000,000                7,448,210

Richland County, Environmental Improvement Revenue

   (International Paper Company) 6.10%, 4/1/2023                                              6,500,000                6,861,660

South Carolina Medical Facilities, Hospital Facilities

   Revenue 6%, 7/1/2019 (Prerefunded 7/1/2009)                                                5,000,000  (b)           5,898,200

TENNESSEE--5.4%

Johnson City Health and Educational Facilities Board, HR

  (1st Mortgage-Mountain State Health):

      7.50%, 7/1/2025                                                                         2,000,000                2,184,700

      7.50%, 7/1/2033                                                                         3,000,000                3,263,850

Memphis Center City Revenue Finance Corp.

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                6,032,220

Memphis Electric Systems Revenue

   5%, 12/1/2012 (Insured; MBIA)                                                              5,000,000                5,559,700

Tennessee Housing Development Agency

  (Homeownership Program):

      6%, 1/1/2028                                                                            3,245,000                3,396,606

      6.40%, 7/1/2031                                                                         2,400,000                2,586,816

TEXAS--20.1%

Brazos River Authority, PCR

   (TXU Energy Company LLC) 6.75%, 4/1/2038                                                   2,000,000                2,201,260

12

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Dallas Fort Worth International Airport, Revenue

   5.50%, 11/1/2021 (Insured; FSA)                                                            7,000,000                7,454,160

Gregg County Health Facilities Development

  Corporation, HR (Good Shepherd Medical Center)

   6.375%, 10/1/2025                                                                          2,500,000                2,866,050

Harris County Health Facilities Development

  Corporation, HR (Memorial Hermann Healthcare)

   6.375%, 6/1/2029                                                                           7,000,000                7,510,650

Katy Independent School District 6.125%, 2/15/2032                                           11,360,000               12,798,062

Sabine River Authority, PCR (TXU Electric):

   6.45%, 6/1/2021                                                                            2,900,000                2,999,876

   5.50%, 5/1/2022                                                                            5,000,000                5,256,850

Springhill Courtland Heights Public Facility Corp. MFHR

   5.85%, 12/1/2028                                                                           6,030,000                6,203,302

Texas:

   (Veterans ) 6%, 12/1/2030                                                                  3,935,000                4,226,505

   (Veterans Housing Assistance Program)

      6.10%, 6/1/2031                                                                         8,510,000                9,103,487

Texas Department of Housing and Community Affairs,

  Collateralized Home Mortgage Revenue

   12.522%, 7/2/2024                                                                          3,950,000  (c)           4,333,822

Tomball Hospital Authority, Revenue:

   6.125%, 7/1/2023                                                                           3,680,000                3,690,230

   (Tomball Regional Hospital) 6%, 7/1/2025                                                   4,650,000                4,716,123

Tyler Health Facilities Development Corporation, HR

   (East Texas Medical Center Regional
   Health Care System) 6.75%, 11/1/2025                                                       5,850,000                5,744,642

Texas Turnpike Authority,

  Central Texas Turnpike System Revenue

   5.25%, 8/15/2042 (Insured; AMBAC)                                                          6,875,000                7,104,075

UTAH--1.0%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           4,327,000                4,098,188

VIRGINIA--5.5%

Henrico County Economic Development Authority,

  Revenue (Bon Secours Health System)

   5.60%, 11/15/2030 (Insured; FSA)                                                           3,140,000                3,227,889

Henrico County Industrial Development Authority,

  Revenue (Bon Secours Health System)

   10.610%, 8/23/2027                                                                         7,500,000  (c)          10,029,975

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Peninsula Ports Authority

  Coal Terminal Revenue

   (Dominion Terminal Associates) 6%, 4/1/2033                                                1,300,000                1,339,780

Virginia Housing Development Authority

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                9,082,576

WASHINGTON--3.4%

Energy Northwest, Revenue

   (Wind Project) 6%, 7/1/2023                                                                3,670,000                3,894,971

Washington Higher Education Facilities Authority,

   Revenue (Whitman College) 5.875%, 10/1/2029                                               10,000,000               10,696,100

WISCONSIN--5.7%

Badger Tobacco Asset Securitization Corp.

  Tobacco Settlement Revenue:

      7%, 6/1/2028                                                                           13,500,000                13,512,690

      6.375%, 6/1/2032                                                                        2,650,000                2,442,081

Wisconsin Health and Educational Facilities

  Authority, Revenue (Aurora Health Care)

   6.40%, 4/15/2033                                                                           4,500,000                4,705,110

Wisconsin Housing and Economic Development

  Authority Homeownership Revenue

   11.251%, 7/1/2025                                                                          3,450,000  (c,d)         3,577,512

WYOMING--3.5%

Sweetwater County, SWDR (FMC Corp.):

   7%, 6/1/2024                                                                               1,805,000                1,809,693

   6.90%, 9/1/2024                                                                            2,465,000               2,465,567

Wyoming Student Loan Corporation,

  Student Loan Revenue:

      6.20%, 6/1/2024                                                                         5,000,000                5,326,700

      6.25%, 6/1/2029                                                                         5,000,000                5,313,300

TOTAL LONG-TERM INVESTMENTS

   (cost $591,207,635)                                                                                               603,707,998

14
                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.2%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--.4%

East Baton Rouge Parish, PCR, VRDN

   (Exxon Project) 1.05%                                                                      1,900,000  (e)           1,900,000

NEW YORK--1.5%

New York City, VRDN

   (Insured; FSA) 1.08%                                                                       6,500,000  (e)           6,500,000

TEXAS--.3%

Lower Neches Valley Authority, IDC

  Exempt Facilities Revenue, VRDN

   (ExxonMobil Project) 1.05%                                                                 1,400,000  (e)           1,400,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $9,800,000)                                                                                                   9,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $601,007,635)                                                            143.2%              613,507,998

CASH AND RECEIVABLES (NET)                                                                          .2%                  793,019

PREFERRED STOCK, AT REDEMPTION VALUE                                                             (43.4%)            (186,000,000)

NET ASSETS                                                                                       100.0%              428,301,017

                                                                                                     The Fund 15

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

EDR                 Economic Development Revenue

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

HR                  Hospital Revenue

IDC                 Industrial Development Corporation

IDR                 Industrial Development Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              30.3

AA                               Aa                              AA                                               19.6

A                                A                               A                                                21.7

BBB                              Baa                             BBB                                              12.7

BB                               Ba                              BB                                                6.5

B                                B                               B                                                 2.2

CC                               Ca                              CC                                                 .3

F                                MIG1/P1                         SP1/A1                                            1.6

Not Rated( f)                    Not Rated( f)                   Not Rated( f)                                     5.1

                                                                                                                 100.0

(A) NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2003,
THESE SECURITIES AMOUNTED TO $9,415,678 OR 2.2% OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE INVESTMENT ADVISOR TO BE OF COMPARABLE QUALITY TO
THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           601,007,635   613,507,998

Interest receivable                                                  10,234,545

Prepaid expenses                                                        360,836

                                                                    624,103,379
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           376,723

Cash overdraft due to Custodian                                       1,573,493

Payable for investment securities purchased                           7,542,979

Dividends payable to Preferred shareholders                              92,405

Commissions payable                                                      40,957

Accrued expenses                                                        175,805

                                                                      9,802,362
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A, B and C, par value

  $.001 per share (7,440 shares issued and outstanding

  at $25,000 per share liquidation value)--Note 1                   186,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    428,301,017
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value, $.001 per share
  (48,107,332 shares issued and outstanding)                             48,107

Paid-in capital                                                     434,962,068

Accumulated undistributed investment income--net                      5,467,776

Accumulated net realized gain (loss) on investments                 (24,677,297)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      12,500,363
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    428,301,017
--------------------------------------------------------------------------------

COMMON SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      48,107,332

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              8.90

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17


STATEMENT OF OPERATIONS

Year Ended November 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     36,294,089

EXPENSES:

Management fee--Note 3(a)                                            3,034,059

Administration fee--Note 3(a)                                        1,517,030

Commission fees--Note 1                                                489,881

Professional fees                                                       86,780

Shareholders' reports                                                   62,716

Shareholder servicing costs                                             48,259

Registration fees                                                       45,253

Directors' fees and expenses--Note 3(b)                                 43,194

Custodian fees                                                           5,556

Miscellaneous                                                           39,942

TOTAL EXPENSES                                                       5,372,670

INVESTMENT INCOME--NET                                              30,921,419
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (5,523,575)

Net unrealized appreciation (depreciation) on investments           22,529,434

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              17,005,859

DIVIDENDS ON PREFERRED STOCK                                        (2,664,167)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                45,263,111

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         30,921,419           33,831,139

Net realized gain (loss) on investments        (5,523,575)          (9,058,484)

Net unrealized appreciation (depreciation)
   on investments                              22,529,434           (3,417,992)

Dividends on Preferred Stock                   (2,664,167)          (3,420,665)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   45,263,111           17,933,998
-------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (29,005,474)         (26,911,287)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                   674,711              337,170

TOTAL INCREASE (DECREASE) IN NET ASSETS        16,932,348          (8,640,119)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           411,368,669          420,008,788

END OF PERIOD                                 428,301,017          411,368,669

Undistributed investment income--net            5,467,776            6,286,357
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING
   AS A RESULT OF DIVIDENDS REINVESTED             75,996               39,069

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                                                          Year Ended November 30,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002(a)        2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.56           8.75           8.60           8.56          9.52

Investment Operations:

Investment income--net                                            .64(b)         .70(b)         .72            .70           .58

Net realized and unrealized
   gain (loss) on investments                                     .36           (.26)           .11            .06          (.90)

Dividends on Preferred Stock
   from net investment income                                    (.06)          (.07)          (.12)          (.16)         (.02)

Total from Investment Operations                                  .94            .37            .71            .60          (.34)

Distributions to Common Shareholders:

Dividends from investment income--net                            (.60)          (.56)          (.56)          (.56)         (.58)

Capital Stock transactions--net
   effect of Preferred Stock Offering                              --              --            --           (.00)(c)      (.04)

Net asset value, end of period                                   8.90           8.56           8.75           8.60          8.56

Market value, end of period                                      8.81           7.88           8.45           81_8        711_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                             19.89           (.36)         10.72          13.30        (19.36)

20

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002(a)        2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable
   to Common Shareholders(e,f)                                   1.28           1.28           1.27           1.34           .91

Ratio of net investment income to
   average net assets applicable
   to Common Shareholders(e,f)                                   7.35           8.10           8.10           8.25          6.64

Portfolio Turnover Rate                                         77.92          44.71          13.36          27.58         32.58

Asset coverage of Preferred Stock,
   end of period                                                  330            321            326            321           320
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,
   end of period ($ x 1,000)                                  428,301         411,369       420,009         411,081       408,958

Preferred Stock outstanding,
   end of period ($ x 1,000)                                  186,000         186,000       186,000         186,000       186,000

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED NOVEMBER 30,
2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS FROM 8.08% TO 8.10%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA
FOR PERIODS PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(F)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .86% AND 5.10%, RESPECTIVELY,
FOR THE YEAR ENDED NOVEMBER 30, 2003, .89% AND 5.61%, RESPECTIVELY, FOR THE YEAR
ENDED NOVEMBER 30, 2002, .89% AND 5.64%, RESPECTIVELY, FOR THE YEAR ENDED
NOVEMBER 30, 2001, .92% AND 5.64%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30,
2000 AND .84% AND 6.13%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS vote as a separate class on certain other matters, as required by law. The fund has desig-

22

nated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (the "Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C)  DIVIDENDS  TO  SHAREHOLDERS  OF  COMMON  STOCK  (" COMMON SHAREHOLDER(S)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 26, 2003, the Board of Directors declared a cash dividend to Common Shareholders of $.051 per share from investment income-net, payable on December 26, 2003 to Common Shareholders of record as of the close of business on December 11, 2003.

(D) DIVIDENDS TO SHAREHOLDERS OF APS: For APS, dividends are currently reset annually for Series A and B and every 7 days for series C. The dividend rates in effect at November 30, 2003 were as follows: Series A --1.55%, Series B--1.25% and Series C--.95%.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $5,652,357, accumulated capital losses $24,677,297 and unrealized appreciation $12,596,664.

24

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2003. If not applied, $3,964,163 of the carryover expires in fiscal 2007, $5,542,712 expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010 and $5,474,907 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2003 and November 30, 2002, respectively, were as follows: tax exempt income of $31,669,641 and $30,331,952.

During the period ended November 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $70,359, increased net realized gain (loss) on investments by $9,360,898 and decreased paid-in capital by $9,290,539. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .. 50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a

                                                                The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective January 27, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to January 27, 2003, each director who is not an "affiliated person" as defined in the Act, received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting for services to the fund. The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2003, amounted to $472,508,605 and $461,019,789, respectively.

At November 30, 2003, the cost of investments for federal income tax purposes was $600,911,334; accordingly, accumulated net unrealized appreciation on investments was $12,596,664, consisting of $32,614,082 gross unrealized appreciation and $20,017,418 gross unrealized depreciation.

26

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                             Ernst & Young LLP


New York, New York
January 21, 2004

                                                             The Fund 27


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2003 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

28

ADDITIONAL INFORMATION (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Under the fund' s Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder' s name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the

                                                                The Fund 29

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

MANAGED DIVIDEND POLICY

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

BENEFITS AND RISKS OF LEVERAGING

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests

30

the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

SUPPLEMENTAL INFORMATION

During the period ended November 30, 2003, shareholders approved changes in the fund' s fundamental investment policies to permit the fund to engage in swap transactions and to permit the fund to invest in other investment companies. Otherwise, during the period, there were: (i) no material changes in the fund's investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund's portfolio.

                                                             The Fund 31

PROXY RESULTS (Unaudited)

At the annual shareholders' meeting held on May 16, 2003, the Fund's Common Stockholders and Auction Preferred Stockholders voted together as a single class with respect to each of the three proposals below as follows:

                                                                                                   Shares
                                                                          --------------------------------------------------------
                                                                              For                        Authority Withheld
                                                                          --------------------------------------------------------

1. To elect three Class I Directors:((+))

      Joseph S. DiMartino                                                  23,656,525                           563,297

      William Hodding Carter, III                                          23,656,525                           563,297

      Richard C. Leone                                                     23,656,525                           563,297


                                                                                            Shares
                                                            -------------------------------------------------------------------
                                                                        For               Against             Abstained
                                                            -------------------------------------------------------------------

2. To approve a change to the fundamental
investment policies and investment
restrictions of the Fund to permit
the Fund to engage in swap transactions                          18,325,117             1,646,963               917,689

3. To approve a change to the fundamental
investment policies and investment
restrictions of the fund to expand
the Fund's ability to invest in
other investment companies                                       18,266,712             1,780,756               842,301

((+))  THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2006.

32


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)  CURRENT TERM EXPIRES IN 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)  CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WILLIAM HODDING CARTER, III (68)

BOARD MEMBER (1988)  CURRENT TERM EXPIRES IN 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  and  Chief  Executive  Officer  of the John S. and James L. Knight
Foundation    (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Independent Sector, Director

* The Century Foundation, Director

* The Enterprise Corporation of the Delta, Director

* Foundation of the Mid-South, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

EHUD HOUMINER (63)

BOARD MEMBER (1996)  CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

*  Principal  of Lear, Yavitz and Associates, a management consulting firm, from
1996    through    2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

RICHARD C. LEONE (63)

BOARD MEMBER (1976)  CURRENT TERM EXPIRES IN 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

HANS C. MAUTNER (66)

BOARD MEMBER (1978)  CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President--International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)

* Director and Vice Chairman of Simon Property Group (1998-2003)

* Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors, which merged into Simon Property Group in 1998 (1972-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

ROBIN A. PRINGLE (40)

BOARD MEMBER (1995)  CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adult mentors

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

JOHN E. ZUCCOTTI (66)

BOARD MEMBER (1984)  CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

THE ADDRESS OF EACH BOARD MEMBER IS C/O THE DREYFUS CORPORATION, 200 PARK AVENUE, NEW YORK, NEW YORK 10166.

34

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

A. PAUL DISDIER, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 other investment companies (comprised of 3 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since February 1988.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 37 investment companies (comprised of 46 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

                                                             The Fund 35

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

36

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino
David W. Burke
William Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Pringle ((+))
John E. Zuccotti ((+))

((+)) AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President
      Stephen E. Canter
Executive Vice Presidents
      Stephen R. Byers
      A. Paul Disdier
Vice President
      Mark N. Jacobs
Secretary
      John B. Hammalian
Assistant Secretaries
      Steven F. Newman
      Michael A. Rosenberg
Treasurer
      James Windels
Assistant Treasurers
      Gregory S. Gruber
      Kenneth J. Sandgren
Compliance Officer
      William Germenis

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor

PORTFOLIO MANAGERS (CONTINUED)

Joseph A. Irace
Colleen A. Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S. Wieboldt
Bill Vasiliou

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND DISBURSING AGENT

PFPC Global Fund Services (Common Stock)
Deutsche Bank (Auction Preferred Stock)

AUCTION AGENT

Deutsche Bank (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund 37

                      For More Information

                        Dreyfus Strategic Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                      Transfer Agent,
                      Dividend-Paying Agent,

                        Registrar and Disbursing Agent
                        PFPC Global Fund Services
                        (Common Stock)
                        101 Federal Street
                        Boston, MA 02110

(c) 2004 Dreyfus Service Corporation                                  852AR1103

ITEM 2.         CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

               Not applicable.

ITEM 6.         [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

               Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)  Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.

By:     _/S/STEPHEN E. CANTER_
        Stephen E. Canter
        President

Date:     January 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /S/STEPHEN E. CANTER
        Stephen E. Canter
        Chief Executive Officer

Date:     January 23, 2004

By:       /S/JAMES WINDELS
        James Windels
        Chief Financial Officer

Date:     January 23, 2004

                                        EXHIBIT INDEX

      (a)(1) Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

                                                  Exhibit (a)(1) Exhibit (a)(1)


                                 THE DREYFUS FAMILY OF FUNDS
                            CODE OF ETHICS FOR PRINCIPAL EXECUTIVE
                                AND SENIOR FINANCIAL OFFICERS



1.      Covered Officers/Purpose of the Code

      This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

o full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;

o     compliance with applicable laws and governmental rules and regulations;

o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

o     accountability for adherence to the Code.

      Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

      2. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest


      OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

      Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

      Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

      Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. Covered Officers should keep in mind that the Code cannot enumerate every possible scenario. The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

      Each Covered Officer must:

o not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

o not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

o not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

      3. Disclosure and Compliance

o Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;

o each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations; and

o each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

o it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

      4. Reporting and Accountability

      Each Covered Officer must:

o upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

o annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

o notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code. Failure to do so is itself a violation of the Code.

      The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

      The Fund will follow these procedures in investigating and enforcing the
Code:

o the General Counsel will take all appropriate action to investigate any potential violations reported to him;

o if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;

o any matter that the General Counsel believes is a violation will be reported to the Board;

o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;

o     the Board will be responsible for granting waivers, as appropriate; and

o any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.

      5. Other Policies and Procedures

      The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

      6. Amendments

      The Code may not be amended except in written form which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

      7. Confidentiality

      All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

      8. Internal Use

      The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

                                             Dated as of:   JULY 1, 2003
                                                          ------------------

                                          EXHIBIT A

Persons Covered by the Code of Ethics


Stephen E. Canter            President             (Principal Executive Officer)

                                                   (Principal Financial and
James Windels                Treasurer             Accounting Officer)

                                                                   [EX-99.CERT]
                                                                 Exhibit (a)(2)
                                         SECTION 302 CERTIFICATIONS
I, Stephen E. Canter, certify that:

1. I have reviewed this report on Form N-CSR of Dreyfus Strategic Municipal Bond Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

      (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


                                      By:      /S/STEPHEN E. CANTER
                                              ----------------------------
                                              Stephen E. Canter
                                              Chief Executive Officer

                                      Date:   January 23, 2004


                                  SECTION 302 CERTIFICATIONS

I, James Windels, certify that:

1. I have reviewed this report on Form N-CSR of Dreyfus Strategic Municipal Bond Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

      (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



                                      By:      /S/JAMES WINDELS
                                              James Windels
                                              Chief Financial Officer

                                      Date:   January 23, 2004

                                                             [EX-99.906CERT]
                                                                 Exhibit (b)


                           SECTION 906 CERTIFICATIONS


      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                      By:      /S/STEPHEN E. CANTER
                                              -------------------------
                                              Stephen E. Canter
                                              Chief Executive Officer

                                      Date:   January 23, 2004


                                      By:      /S/JAMES WINDELS
                                              James Windels
                                              Chief Financial Officer

                                      Date:   January 23, 2004


THIS CERTIFICATE IS FURNISHED PURSUANT TO THE REQUIREMENTS OF FORM N-CSR AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION, AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT OF 1934.